                                                                     EXHIBIT 1.1




                                                                Brown & Wood LLP
                                                                        Draft of
                                                                          9/4/96


                             $
                              --------------------

                     FLEETWOOD CREDIT 1996-B GRANTOR TRUST

                        % ASSET BACKED CERTIFICATES, CLASS A
                   -----
                        % ASSET BACKED CERTIFICATES, CLASS B
                   -----
                             UNDERWRITING AGREEMENT


                                       September __, 1996


[UNDERWRITERS]

Dear Sirs:

         1. Introductory. Fleetwood Credit Receivables Corp., a California corporation (the "Seller"), and a wholly owned subsidiary of Fleetwood Credit Corp., a California corporation ("Fleetwood Credit"), proposes to sell to __________ (the "Underwriters"), [acting severally and not jointly, for whom __________ is acting as representative (in such capacity, the "Representative"),] $__________ aggregate principal amount of _____% Asset Backed Certificates, Class A (the "Class A Certificates") and $__________ aggregate principal amount of _____% Asset Backed Certificates, Class B (the "Class B Certificates" and, together with the Class A Certificates, the "Certificates") of the Fleetwood Credit 1996-B Grantor Trust (the "Trust").
The Certificates will be issued pursuant to a pooling and servicing agreement, dated as of September 1, 1996 (the "Pooling and Servicing Agreement"), among the Seller, Fleetwood Credit, as servicer (in such capacity, the "Servicer"), and The Chase Manhattan Bank, as trustee (the "Trustee"). The Class B Certificates will be subordinated to the Class A Certificates to the limited extent described in the Pooling and Servicing Agreement.

         Each Certificate will represent a fractional undivided interest in the Trust. The assets of the Trust will include, among other things, a pool (the "Receivables Pool") of simple interest retail installment sale contracts (the "Receivables") secured by the new and used recreational vehicles financed thereby (the "Financed Vehicles") and certain monies due thereunder on and after September 1, 1996 (the "Cutoff Date"), in each case as more fully described in the Prospectus, as defined below. The Receivables will be sold by Fleetwood Credit to the Seller pursuant to a receivables purchase agreement, dated as of September 1, 1996 (the "Receivables Purchase Agreement"), between Fleetwood Credit and the Seller, and the Seller in turn will sell such Receivables to the Trust pursuant to the Pooling and Servicing Agreement.

         This Underwriting Agreement shall hereinafter be referred to as "this Agreement." Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

         2.      Representations and Warranties of the Seller and Fleetwood
                 Credit.

         (a) The Seller represents and warrants to, and agrees with, each Underwriter that:

                 (i) A registration statement on Form S-1 (No. 333-10835), including a form of prospectus, relating to the Certificates has been filed with the Securities and Exchange Commission (the "Commission") and either (1) has been declared effective under the Securities Act of 1933, as amended (the "Act"), and is not proposed to be amended or (2) is proposed to be amended by amendment or post-effective amendment.
         If the Seller does not propose to amend such registration statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such post-effective amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means (1) if the Seller has advised the Underwriters that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or (2) if the Seller has advised the Underwriters that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, including all information (if any) deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, and including the exhibits thereto, is hereinafter referred to as the "Registration Statement," and the form of prospectus relating to the Certificates, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the Act ("Rule 424(b)"), or (if no such filing is required) as included in the Registration Statement, is hereinafter referred to as the "Prospectus."

                 (ii) If the Effective Time is prior to the execution and delivery of this Agreement: (1) on the Effective Date, the Registration Statement conformed, and on the date of this Agreement the Registration Statement will conform, in all material respects with the requirements of the Act and the rules and regulations of the Commission promulgated under the Act (the "Rules and Regulations"), and at such times did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) on the date of this Agreement, and at the time of filing of the Prospectus pursuant to Rule 424(b) and at the Closing Date, the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and does not include and will not include, any untrue statement of a material fact and does not omit and will not omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Effective Time is subsequent to the execution and delivery of this Agreement: (1) on the Effective Date, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations and the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (2) at the Effective Date and at the Closing Date the Prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (3) the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system, except to the extent permitted by Regulation S-T. The two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or Prospectus based upon written information furnished to the Seller by the Underwriters specifically for use therein.

                 (iii) As of the Closing Date, the representations and warranties of the Seller in the Pooling and Servicing Agreement will be true and correct.

         (b) Fleetwood Credit represents and warrants to, and agrees with, each Underwriter that as of the Closing Date, the representations and warranties of the Servicer in the Pooling and Servicing Agreement will be true and correct.

         3. Purchase, Sale and Delivery of Certificates. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Underwriters, and the Underwriters, acting severally and not jointly, agree to purchase from the Seller, the respective principal amounts of Class A Certificates and Class B Certificates set forth opposite the names of the Underwriters in Schedule A hereto. The Certificates are to be purchased at a purchase price equal to, in the case of (i) the Class A Certificates, __________% of the aggregate principal amount thereof plus accrued interest at the Class A Pass-Through Rate from (and including) the Cutoff Date to (but excluding) the Closing Date and (ii) the Class B Certificates, __________% of the aggregate principal amount thereof plus accrued interest at the Class B Pass-Through Rate from (and including) the Cutoff Date to (but excluding) the Closing Date.

         The Seller will deliver the Certificates to the Underwriters against payment of the respective purchase price therefor in immediately available funds to the order of the Seller at the office of Brown & Wood LLP, 555 California Street, San Francisco, California, at 10:00 A.M., New York City time, on September ___, 1996, or at such other time not later than seven (7) full Business Days thereafter as the Underwriters and the Seller determine, such time being herein referred to as the "Closing Date." Each Class of Certificates will be initially represented by one (1) certificate registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC") (the "DTC Certificates"). The interests of beneficial owners of the DTC Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates evidencing the Class A Certificates or the Class B Certificates will be available only under the limited circumstances specified in the Pooling and Servicing Agreement.

         Pursuant to Rule 15c6-1(d) under the Securities Exchange Act of 1934, as amended, the Trust, the Seller and the Underwriters have agreed that the Closing Date will be not less than five (5) business days following the date hereof.

         4. Offering by the Underwriters. It is understood that the Underwriters propose to offer the Certificates for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Seller and Fleetwood Credit. Each of the Seller and Fleetwood Credit, as the case may be, covenants and agrees with each Underwriter that:

                 (a) If the Effective Time is prior to the execution and delivery of this Agreement, the Seller will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Underwriters, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) the fifth business day after the Effective Date.
         The Seller will advise the Underwriters promptly of any such filing pursuant to Rule 424(b).

                 (b) The Seller will advise the Underwriters promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or the Prospectus and will not effect any such amendment or supplement without the consent of the Underwriters, which consent will not unreasonably be withheld; and the Seller will also advise the Underwriters promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplement of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                 (c) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Seller promptly will prepare and file, or cause to be prepared and filed, with the Commission an amendment or supplement which will correct such statement or omission, or an amendment or supplement which will effect such compliance. Neither the consent of the Underwriters to, nor the delivery by the Underwriters of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

                 (d)      As soon as practicable, but not later than sixteen
         (16) months after the effective date of the Registration Statement, the Seller will cause the Trustee to make generally available to holders of the Certificates an earnings statement with respect to the Trust covering a period of at least twelve (12) months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act (including, at the option of the Seller, Rule 158 promulgated thereunder).

                 (e) The Seller will furnish to the Underwriters copies of the Registration Statement (at least two (2) of which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

                 (f) The Seller will arrange for the qualification of the Certificates for sale under the laws of such jurisdictions in the United States as the Underwriters may reasonably designate and will continue such qualifications in effect so long as required for the distribution of the Certificates, provided that the Seller shall not be obligated to qualify to do business nor become subject to service of process generally, but only to the extent required for such qualification, in any jurisdiction in which it is not currently so qualified.

                 (g) For a period from the date of this Agreement until the retirement of all of the Certificates, or until such time as the Underwriters shall cease to maintain a secondary market in either Class of Certificates, whichever occurs first, the Seller will deliver to the Underwriters the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to Article Thirteen of the Pooling and Servicing Agreement, as soon as such statements and reports are furnished to the Trustee.

                 (h) So long as any of the Certificates are outstanding, the Seller or Fleetwood Credit, as the case may be, shall furnish to the Underwriters, as soon as practicable, (i) all documents required to be distributed to holders of either Class of Certificates (or available at such holders' request) or filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Seller or the Servicer filed with any government or regulatory authority which is otherwise publicly available, as the Underwriters may reasonably request.

                 (i) Whether or not the transactions contemplated by this Agreement are consummated, the Seller and Fleetwood Credit will, subject to the provisions of Section 9 hereof, pay all expenses incident to the performance of their respective obligations under this Agreement, including without limitation, expenses incident to the printing, reproduction and distribution of the registration statement as originally filed with the Commission and all amendments thereto, any fees charged by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's" and, together with Moody's, the "Rating Agencies") for the rating of the Class A Certificates and the Class B Certificates, the fees of DTC in connection with the book-entry registration of the Class A Certificates and the Class B Certificates and reasonable expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) and will reimburse the Underwriters for all reasonable expenses, including fees of counsel and disbursements incurred by such counsel, incurred in connection with the initial qualification of the Certificates for sale under the laws of such jurisdictions in the United States as the Underwriters may designate.

                 (j) On or before the Closing Date, the Seller and Fleetwood Credit shall cause their respective computer records to be marked relating to the Receivables to show the Trust's absolute ownership of the Receivables, and from and after the Closing Date, Fleetwood Credit Receivables Corp., as Seller, and Fleetwood Credit, as Servicer, shall not take any action inconsistent with the Trust's ownership of the Receivables, other than as permitted by the Pooling and Servicing Agreement.

                 (k) To the extent, if any, that the rating provided with respect to the Class A Certificates or the Class B Certificates by either Rating Agency is conditional upon the furnishing of documents or the taking of any other actions by the Seller or the Servicer, the Seller or the Servicer, as the case may be, shall furnish such documents and take any such other actions.

                 (l) In the event the Servicer obtains a Servicer Letter of Credit pursuant to the Pooling and Servicing Agreement, the Seller and the Servicer shall cause the Underwriters to receive:

                          (i)     A copy of the Servicer Letter of Credit.

                          (ii) An original of the servicer letter of credit reimbursement agreement (the "Reimbursement Agreement") between the Servicer and the letter of credit bank named therein (the "Letter of Credit Bank") pursuant to which the Servicer Letter of Credit was issued.

                          (iii) An original of any amendment to the Pooling and Servicing Agreement relating to the obtaining of the Servicer Letter of Credit.

                          (iv) An opinion of Timothy M. Hayes, General Counsel of the Servicer, dated the date of issuance of the Servicer Letter of Credit (the "Issuance Date") and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and substantially to the effect of clauses (i), (v), (viii), (ix) and (x) of Section 6(e) hereof, appropriately modified to relate to the Reimbursement Agreement.

                          (v) An opinion of counsel to the Letter of Credit Bank, satisfactory in form and substance to the Underwriters and counsel for the Underwriters, dated the Issuance Date and substantially to the effect that:

                                  (A)      The Letter of Credit Bank is duly
                          organized as a corporation and is validly existing under the laws of the country of its organization, and has the full power and authority (corporate and other) to issue, and to take all action required of it under, the Servicer Letter of Credit.

                                  (B)      The execution, delivery and
                          performance by the Letter of Credit Bank of the Servicer Letter of Credit and the Reimbursement Agreement have been duly authorized by all necessary corporate action on the part of the Letter of Credit Bank.

                                  (C)      The execution, delivery and
                          performance by the Letter of Credit Bank of the Servicer Letter of Credit and the Reimbursement Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any state or other governmental agency or authority which has not previously been effected.

                                  (D)      The Servicer Letter of Credit and
                          the Reimbursement Agreement have been duly authorized, executed and delivered by the Letter of Credit Bank and constitute legal, valid and binding obligations of the Letter of Credit Bank, enforceable against the Letter of Credit Bank in accordance with their respective terms (subject, as to enforcement, to bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally and to general equity principles).

                                  (E) The Servicer Letter of Credit is not required to be registered under the Act in connection with the offer and sale of the Certificates in the manner contemplated by the Prospectus.

                 In rendering such opinion, such counsel may rely as to all matters of the law of the country of organization of the Letter of Credit Bank upon counsel satisfactory to the Underwriters and counsel for the Underwriters.

                          (vi) A certificate, dated the Issuance Date, of the President or any Vice President of the Letter of Credit Bank to the effect that, among other things, since the date of this Agreement, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects, of the Letter of Credit Bank.

                          (vii) A letter from each Rating Agency, to the extent required by the Pooling and Servicing Agreement, to the effect that the obtaining of the Servicer Letter of Credit, in and of itself, would not cause its rating of either Class of Certificates to be reduced, withdrawn or modified.

         6. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Certificates will be subject to the accuracy of the respective representations and warranties on the part of the Seller and Fleetwood Credit herein, to the accuracy of the statements of the respective officers of the Seller and Fleetwood Credit made pursuant to the provisions hereof, to the performance by the Seller and Fleetwood Credit of their respective obligations hereunder and to the following additional conditions precedent:

                 (a) The Underwriters and the Seller shall have received from Coopers & Lybrand L.L.P. Independent Public Accountants ("Coopers & Lybrand") (i) on the date of this Agreement, a letter, dated as of such date, substantially in the form of the draft to which the Underwriters have previously agreed, and (ii) on the Closing Date, a letter, dated as of the Closing Date, updating the letter referred to in clause (i) above, which letters shall in each case be in form and substance satisfactory to the Underwriters and counsel for the Underwriters.

                 (b) If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than 10:00 P.M., New York City time, on the date of this Agreement or such later date as shall have been consented to by the Underwriters. If the Effective Time is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and
         Section 5(a) hereof. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller or the Underwriters, shall be contemplated by the Commission.

                 (c) The Underwriters shall have received (i) an officer's certificate signed by the President, any Vice President, the Treasurer or the Secretary of the Seller representing and warranting to the Underwriters that, as of the Closing Date, the representations and warranties of the Seller in the Pooling and Servicing Agreement are true and correct and (ii) an officer's certificate signed by the President, any Vice President or the Secretary of Fleetwood Credit representing and warranting to the Underwriters that, as of the Closing Date, the representations and warranties of Fleetwood Credit in the Pooling and Servicing Agreement are true and correct.

                 (d) The Underwriters shall have received an opinion of Timothy M. Hayes, General Counsel of the Seller, addressed to the Underwriters, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, substantially to the effect that:

                          (i) The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California with full power and authority (corporate and other), and has obtained all necessary licenses and approvals, to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Pooling and Servicing Agreement and the Receivables Purchase Agreement (collectively, the "Basic Documents"), this Agreement and the Certificates, and had at all relevant times, and now has, the power, authority and legal right to acquire, own and sell the Receivables.

                          (ii) The Seller has obtained all necessary licenses and approvals to conduct its business as presently conducted in California and does not currently conduct business in any other state in which a Receivable was originated and does not need any licenses or approvals from any of such other states for purposes of the transactions contemplated by the Basic Documents and this Agreement.

                          (iii) This Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding agreement of the Seller, enforceable in accordance with its terms, except that (A) the enforceability hereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (C) rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policies underlying such laws.

                          (iv) Each Basic Document has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and
                 (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                          (v) The Receivables constitute "chattel paper" as such term is defined in the California Uniform Commercial Code.

                          (vi) At the time of execution and delivery of the Pooling and Servicing Agreement, the Seller had the power and authority to transfer the Receivables and such other property being transferred to the Trustee pursuant to the Pooling and Servicing Agreement and to cause the Certificates to be sold and transferred to the Underwriters.

                          (vii) The Registration Statement has become effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel has no reason to believe that either the Registration Statement, at the Effective Time, or any such amendment or supplement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the date of this Agreement, or any such amendment or supplement, as of its respective date, or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus.

                          (viii) Neither the transfer of the Receivables to the Trustee acting on behalf of the Trust, nor the assignment of the security interest of the Seller in the Financed Vehicles, nor the issuance and delivery of the Certificates, nor the sale of the Certificates nor the execution and delivery of the Basic Documents or this Agreement, nor the consummation of any other of the transactions contemplated herein or in the Basic Documents, nor the fulfillment of the terms of the Certificates, the Basic Documents or this Agreement by the Seller will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the articles of incorporation or bylaws of the Seller or, to the best knowledge of such counsel, of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound or any of its properties may be subject, or result in a violation of or contravene the terms of any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller or its properties.

                          (ix) The Certificates have been duly and validly authorized and, when executed, authenticated and delivered to the Underwriters as specified in the Pooling and Servicing Agreement against payment of the consideration therefor determined in accordance with this Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

                          (x) The Seller has, and pursuant to the Pooling and Servicing Agreement is transferring to the Trustee acting on behalf of the Trust, ownership of the Receivables, in each case free and clear of any and all other assignments, encumbrances, options, rights, claims, liens or security interests that may affect the rights of the Seller or the Trustee in and to such Receivables; provided, however, that (A) such counsel need express no opinion with respect to the enforceability of any individual Receivable or the existence of any claims, rights or other matters that are not of record in favor of the related Obligor or the owner of the related Financed Vehicle, (B) such opinion may be limited to the extent that any one or more of the Receivables could be subject to claims of creditors of the dealers that may have originated certain of the Receivables to the extent such creditors can claim the benefits of a security interest in such Receivables either by reason of the filing of a financing statement with respect to chattel paper of such dealer or as proceeds from the sale of inventory in which such creditor had a security interest, (C) such opinion may be further limited to the extent that any such transfer may be subject to the rights of other persons who take, or have taken, possession of any of the Receivables without knowledge of the transfer to the Trustee, and (D) such counsel need express no opinion as to the existence of tax liens, mechanics' liens or other security interests and liens that are not of record.

                          (xi) The Certificates, each Basic Document and this Agreement each conform in all material respects with the description thereof contained in the Registration Statement and the Prospectus.

                          (xii) The statements in the Registration Statement and Prospectus under the heading "Certain Legal Aspects of the Receivables," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

                          (xiii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust created by the Pooling and Servicing Agreement is not required to be registered under the Investment Company Act of 1940, as amended.

                          (xiv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated in this Agreement or the Basic Documents except such as may be required under federal or state securities laws in connection with the purchase by the Underwriters of the Certificates, filings with respect to the transfer of the Receivables to Fleetwood Credit, filings with respect to the transfer of the Receivables by Fleetwood Credit to the Seller pursuant to the Receivables Purchase Agreement, and by the Seller to the Trustee pursuant to the Pooling and Servicing Agreement and such other approvals as have been obtained.

                          (xv)    There are no actions, proceedings or
                 investigations pending or, to the best knowledge of such counsel after due inquiry, threatened before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, any Basic Document or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the Basic Documents, (C) that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, any Basic Document or the Certificates or (D) seeking to adversely affect the federal income tax attributes of the Certificates as described in the Prospectus under the heading "Certain Federal Income Tax Consequences."

                 (e) The Underwriters shall have received an opinion of Timothy M. Hayes, General Counsel of Fleetwood Credit, addressed to the Underwriters, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and substantially to the effect that:

                          (i) Fleetwood Credit has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California with full power and authority (corporate and other), and has obtained all necessary licenses and approvals, to own its properties and conduct its business as presently conducted by it, and to enter into and perform its obligations under the Basic Documents, this Agreement and the Certificates and had at all relevant times, and now has, the power, authority and legal right to acquire, own, sell and service the Receivables.

                          (ii) Fleetwood Credit is duly qualified to do business and in good standing, and has obtained all necessary licenses and approvals to conduct its business as presently conducted in California and each other state in which a Receivable was originated.

                          (iii) Such counsel is familiar with the standard operating procedures of Fleetwood Credit relating to the acquisition by Fleetwood Credit of a first perfected security interest in the recreational vehicles financed by the retail installment sale contracts purchased by Fleetwood Credit in the ordinary course of its business and relating to the sale to Fleetwood Credit of such contracts and such security interests in the recreational vehicles financed thereby in the ordinary course of its business. Assuming that such standard procedures have been and are followed with respect to the perfection of security interests in the Financed Vehicles (and such counsel has no reason to believe that Fleetwood Credit has not or will not continue to follow its standard procedures in connection with the perfection of first perfected security interests in the Financed Vehicles), Fleetwood Credit has acquired a first perfected security interest in the Financed Vehicles. With respect to Financed Vehicles in the State of California, no filing or other action other than the filing of a UCC financing statement naming Fleetwood Credit as transferor and the Trustee as transferee, which filing has been completed, is necessary to perfect the transfer and assignment of Fleetwood Credit's security interest in such Financed Vehicles to the Trustee, and as a result of such transfer and assignment and filing of such financing statement, the Trustee has a first perfected security interest in such Financed Vehicles, except that so long as Fleetwood Credit is named as the legal owner and lien holder on a certificate of title, Fleetwood Credit has the ability to release the security interest in the related Financed Vehicle or to assign it to another party.

                          (iv) At the time of the execution and delivery of the Receivables Purchase Agreement, Fleetwood Credit had the power and authority to transfer to the Seller the Receivables and other property of the Trust being transferred to the Seller.

                          (v) Neither the transfer of the Receivables to the Seller, nor the assignment of the security interest of Fleetwood Credit in the Financed Vehicles, nor the issuance and delivery of the Certificates, nor the sale of the Certificates to the Underwriters, nor the execution and delivery of the Basic Documents or this Agreement, nor the consummation of any other of the transactions contemplated herein or in the Basic Documents, nor the fulfillment of the terms of the Certificates, the Basic Documents or this Agreement by Fleetwood Credit will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the articles of incorporation or bylaws of Fleetwood Credit or, to the best knowledge of such counsel, of any indenture or other agreement or instrument to which Fleetwood Credit is a party or by which it is bound or any of its properties may be subject, or result in a violation of, or contravene the terms of any statute, order or regulation, applicable to Fleetwood Credit of any court, regulatory body, administrative agency or governmental body having jurisdiction over it or its properties.

                          (vi) Fleetwood Credit has, and is transferring to the Seller, ownership of the Receivables, in each case, free and clear of any and all other assignments, encumbrances, options, rights, claims, liens or security interests that may affect the rights of Fleetwood Credit or the Seller in and to such Receivables; provided, however, that (A) such counsel need express no opinion with respect to the enforceability of any individual Receivable or the existence of any claims, rights or other matters that are not of record in favor of the related Obligor or the owner of the related Financed Vehicle,
                 (B) such opinion may be limited to the extent that any one or more of the Receivables could be subject to claims of creditors of the dealers that may have originated certain of the Receivables to the extent such creditors can claim the benefits of a security interest in such Receivables either by reason of the filing of a financing statement with respect to chattel paper of such dealer or as proceeds from the sale of inventory in which such creditor had a security interest, (C) such opinion may be further limited to the extent that any such transfer may be subject to the rights of other persons who take, or have taken, possession of any of the Receivables without knowledge of the transfer to the Seller and (D) such counsel need express no opinion as to the existence of tax liens, mechanics' liens or other security interests and liens that are not of record.

                          (vii) This Agreement has been duly authorized, executed and delivered by Fleetwood Credit, and constitutes the legal, valid and binding agreement of Fleetwood Credit, enforceable in accordance with its terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (C) rights to indemnity and contribution thereunder may be limited by federal or state securities laws or the public policies underlying such laws.

                          (viii) Each Basic Document has been duly authorized, executed and delivered by Fleetwood Credit and constitutes the legal, valid and binding obligation of Fleetwood Credit, enforceable in accordance with its terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and
                 (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                          (ix) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Fleetwood Credit of the transactions contemplated in this Agreement or the Basic Documents except filings with respect to the transfer of the Receivables by Fleetwood Credit to the Seller pursuant to the Receivables Purchase Agreement, and such other approvals as have been obtained.

                          (x)     There are no actions, proceedings or
                 investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, any Basic Document or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the Basic Documents, (C) that might materially and adversely affect the performance by Fleetwood Credit of its obligations under, or the validity or enforceability of, this Agreement, any Basic Document or the Certificates or (D) seeking to affect adversely the federal income tax attributes of the Certificates as described in the Prospectus under the heading "Certain Federal Income Tax Consequences."

                          (xi) Assuming the due authorization, execution and delivery thereof by the parties thereto, each of the Receivables in the form attached to such opinion constitutes the valid, binding and enforceable agreement of the parties thereto; such Receivables comply as to content and form with all applicable state and federal laws, including without limitation, consumer protection laws.

                 (f) The Underwriters shall have received an opinion of Brown & Wood LLP, special counsel to the Seller, dated the Closing Date and satisfactory in form and substance to the Underwriters, to the effect that the statements in the Registration Statement and Prospectus under the headings "Certain Federal Income Tax Considerations" and "ERISA Considerations," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

                 (g) Brown & Wood LLP, special counsel to the Seller, shall also deliver to the Underwriters (i) an opinion with respect to the characterization of the transfer of the Receivables as a sale and an opinion that such transfer is not a fraudulent conveyance in substantially the forms previously discussed with the Underwriters and in any event satisfactory in form and in substance to the Underwriters, (ii) reliance letters relating to each opinion rendered to each Rating Agency in connection with the rating of the Class A Certificates and the Class B Certificates and (iii) an opinion to the effect that the Trust will not be classified as an association taxable as a corporation for federal or California income tax purposes and, instead, under subpart E, part I of subchapter J of the Internal Revenue Code of 1986, as amended, the Trust will be treated as a grantor trust.

                 (h) The Underwriters shall have received an opinion of Brown & Wood LLP, addressed to the Underwriters and dated the Closing Date, with respect to the validity of the Certificates and such other related matters as the Underwriters shall request, and the Seller and Fleetwood Credit shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (i) The Underwriters, the Seller and Fleetwood Credit shall have received an opinion, addressed to the Underwriters, the Seller and Fleetwood Credit, of counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

                          (i) The Trustee has been duly incorporated and is validly existing as a national banking association in good standing under the laws of the United States with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Pooling and Servicing Agreement.

                          (ii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee, and constitutes a legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                          (iii) The Certificates have been duly executed, authenticated and delivered by the Trustee.

                          (iv) Neither the execution or delivery by the Trustee of the Pooling and Servicing Agreement, nor the consummation of any of the transactions by the Trustee contemplated thereby, require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Trustee.

                 (j) The Underwriters shall have received a certificate dated the Closing Date of the President, any Vice President, the Treasurer or the Secretary of (i) the Seller, in which such officer shall state that, to the best of his knowledge after reasonable investigation, the representations and warranties of the Seller in this Agreement are true and correct, the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and (ii) Fleetwood Credit, in which such officer shall state that, to the best of his knowledge after reasonable investigation, the representations and warranties of Fleetwood Credit in this Agreement are true and correct and that Fleetwood Credit has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder.

                 (k) The Class A Certificates shall be rated "Aaa" by Moody's and "AAA" by Standard & Poor's.

                 (l) The Class B Certificates shall be rated "A3" by Moody's and "A" by Standard & Poor's.

         The Seller will provide or cause to be provided to the Underwriters such conformed copies of such opinions, certificates, letters and documents as the Underwriters may reasonably request.

          7.     Indemnification.

         (a) Each of the Seller and Fleetwood Credit agrees, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act as follows:

                 (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the Rules and Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Seller and Fleetwood Credit; and

                 (iii) against any and all expense whatsoever, as incurred (including, subject to Section 7(c) hereof, the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause
         (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Seller by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Seller and Fleetwood Credit, each of their respective directors, each of their respective officers who signed the Registration Statement, and each person, if any, who controls either the Seller or Fleetwood Credit within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection
(a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Seller by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it with respect to which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnified party from any liability which it may have other than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 7 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Seller, Fleetwood Credit and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Seller, Fleetwood Credit and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the aggregate underwriting discounts appearing on the cover page of the Prospectus bears to the aggregate initial public offering prices of the Certificates appearing thereon and the Seller and Fleetwood Credit are responsible for the balance. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director of the Seller and Fleetwood Credit, each officer of the Seller who signed the Registration Statement and each person, if any, who controls either the Seller or Fleetwood Credit within the meaning of Section 15 of the Act shall have the same rights to contribution as the Seller or Fleetwood Credit, as the case may be.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Seller and Fleetwood Credit or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Seller, Fleetwood Credit or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Certificates. If for any reason the purchase of the Certificates by the Underwriters is not consummated, the Seller and Fleetwood Credit shall remain responsible for the expenses to be paid or reimbursed by the Seller and Fleetwood Credit pursuant to Section 5(i) hereof and the respective obligations of the Seller, Fleetwood Credit and the Underwriters pursuant to Sections 7 and 8 hereof shall remain in effect. The indemnification and contribution agreements contained in Sections 7 and 8 hereof shall survive the termination and cancellation of this Agreement. If for any reason (other than solely by reason of the termination of this Agreement because of a failure to satisfy the conditions set forth in items
(iii), (iv) or (v) of Section 10 hereof), the purchase of the Certificates by the Underwriters is not consummated, the Seller and Fleetwood Credit will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Certificates.

         10.     Termination of Agreement.   The Underwriters may terminate
this Agreement, by notice to the Seller and Fleetwood Credit, at any time prior to or at the Closing Date (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Seller or the Servicer, whether or not arising in the ordinary course of business; (ii) if there has occurred any downgrading in the rating of the debt securities of the Seller or the Servicer by any "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Seller or the Servicer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Certificates or to enforce contracts for the sale of the Certificates; (iv) if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority; or (v) if a banking moratorium has been declared by federal, New York or California authorities.

         11. Default By One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Date to purchase the Certificates which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

                 (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the total aggregate principal amount of the Certificates, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in such proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                 (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the total aggregate principal amount of the Certificates, this Agreement shall terminate without liability on the part of any non- defaulting Underwriter.

         No action pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Seller shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangement.

         12. Notices. All communications hereunder will be in writing and, if sent to (i) the Underwriters, will be mailed, delivered or sent by facsimile and confirmed to them at ____________________, Attention: __________ (facsimile number __________); (ii) the Seller, will be mailed, delivered or sent by facsimile and confirmed to it at Fleetwood Credit Receivables Corp., [22840 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92687, ATTENTION: TREASURER (FACSIMILE NUMBER (714) 921-3490)]; or (iii) Fleetwood Credit, will be mailed, delivered or sent by facsimile and confirmed to it at Fleetwood Credit Corp., [22840 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92687, ATTENTION: VICE PRESIDENT-TREASURER (FACSIMILE NUMBER (714) 921-3490)].

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Sections 7 and 8 hereof, and no other person will have any right or obligation hereunder.

         14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts duplicate hereof, whereupon it will become a binding agreement between the Seller and Fleetwood Credit and the Underwriters in accordance with its terms.

                                        Very truly yours,

                                        FLEETWOOD CREDIT CORP.



                                        By:
                                             --------------------------------
                                                   Marvin T. Runyon, III
                                                   Senior Vice President



                                        FLEETWOOD CREDIT RECEIVABLES CORP.



                                        By:
                                             --------------------------------
                                                   Marvin T. Runyon, III
                                                   Senior Vice President


CONFIRMED AND ACCEPTED,
 as of the date first above written:

[UNDERWRITERS]

By:  [Representative]


By:
     ------------------------------------------
     Name:
     Title:

For itself and as Representative of the Underwriters

                                                                      SCHEDULE A


                                                                      Principal               Principal
                                                                      Amount of               Amount of
                                                                       Class A                 Class B
   Underwriter                                                      Certificates             Certificates
   -----------                                                      ------------             ------------
   ____________________  . . . . . . . . . . . . . . . .             $__________              $__________
   ____________________  . . . . . . . . . . . . . . . .              __________               __________
   ____________________  . . . . . . . . . . . . . . . .              __________               __________

            Total                                                    $                        $
                                                                      ==========               ==========





                                      A-1